Corporate Policy #C-22
                                                                       Exhibit D
                                                     Issue Date: August 29, 2002
                                                    Revised Date: April 14, 2004

                               POWER OF ATTORNEY
                               -----------------

The undersigned hereby appoints Jeffrey L. Rutherford and Kathleen M. Minahan and each of them his true and lawful attorney, with full Power of substitution and resubstitution to affix for him and in his name, as attorney-in-fact, his signature to any Form 3, Form 4, or Form 5 to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 and the Sarbanes-Oxley Act of 2002 with respect to LESCO, Inc. and to any request/application for an Edgar Account and/or Edgar Password. This power of attorney shall remain in effect so long as the undersigned remains an employee or director of LESCO, Inc. and for one year thereafter.



                                        /s/ MICHAEL A. WEISBARTH
                                        ------------------------
                                        Signature

                                        Michael A. Weisbarth
                                        ------------------------
                                        Name

                                            10/26/05
                                        ------------------------
                                        Date